Exhibit 99.1

Verano Announces Key Leadership Promotions to Executive Team, Highlighting

Execution of Strategic Succession Plan

CHICAGO, June 6, 2023 – Verano Holdings Corp. (CSE: VRNO) (OTCQX: VRNOF) (“Verano” or the “Company”), a leading multi-state cannabis company, today announced the promotion of key leaders, expanding the Company’s executive leadership team under Founder and Chief Executive Officer, George Archos.

Darren Weiss, currently Chief Operating Officer, Chief Legal Officer and General Counsel of Verano, has been elevated to the role of President. Darren has served as COO with the Company since February 2021 and as General Counsel since 2017. John Tipton will transition to the role of President of the Southern Region, supporting the Company’s continued expansion across Florida and new markets in the Southeastern U.S.

With Darren’s transition to President, Trip McDermott, Executive Vice President of Operations, has been promoted to Chief Operating Officer. With over eight years of experience leading operations in the cannabis industry, Trip has partnered with Company leadership across all functions to drive excellence in standard operating procedures and deliver high-quality products across the Company’s portfolio.

Verano’s current Deputy General Counsel, Laura Kalesnik, has been elevated to the role of Chief Legal Officer and General Counsel, expanding on her current responsibilities overseeing mergers and acquisitions, securities and corporate governance. Laura joined Verano in 2021 and brings over 30 years of legal experience to the Company.

Additionally, David Spreckman has been promoted to Chief Marketing Officer from his position as Executive Vice President of Marketing. In his enhanced role, David will continue to steer brand development and commercial activity across the organization and its operational footprint.

“Since our inception, I’ve been steadfast in my philosophy to develop internal talent to grow into the next generation of leaders at Verano,” said George Archos, Verano Founder and Chief Executive Officer. “Following these promotions, I believe we have one of the strongest and most experienced management teams in the industry which will serve to strengthen Verano’s ability to navigate the rapid evolution of the cannabis sector. I am incredibly proud of our team and look forward to continue working with them to drive our business forward.”

About Verano

Verano is a leading, vertically integrated, multi-state cannabis operator in the U.S., devoted to the ongoing improvement of communal wellness by providing responsible access to regulated cannabis products. With a mission to address vital health and wellness needs, Verano produces a comprehensive suite of high-quality, innovative cannabis products sold under its trusted portfolio of consumer brands, including Verano™, MŪV™, Savvy™, BITS™, Encore™, and Avexia™. Verano’s portfolio encompasses 14 U.S. states, with active operations in 13, including 14 production facilities comprising over 1,000,000 square feet of cultivation capacity. Verano designs, builds, and operates dispensaries under retail brands including Zen Leaf™ and MŪV™, delivering a superior cannabis shopping experience in both medical and adult use markets. Learn more at www.verano.com.

Contacts:

Media

Verano

Steve Mazeika

Vice President, Communications

Steve.Mazeika@verano.com

Investors

Verano

Julianna Paterra, CFA

Vice President, Investor Relations

Julianna.Paterra@verano.com

Forward Looking Statements

This press release may contain “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Such forward-looking statements are not representative of historical facts or information or current condition, but instead represent only the Company’s beliefs regarding future events, plans or objectives, many of which, by their nature, are inherently uncertain and outside of the Company’s control. Generally, such forward-looking statements can be identified by the use of forward-looking terminology such as “plans”, “expects” or “does not expect”, “is expected”, “budget”, “future”, “scheduled”, “estimates”, “forecasts”, “projects” “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or may contain statements that certain actions, events or results “may”, “could”, “would”, “might” or “will be taken”, “will continue”, “will occur” or “will be achieved”. Forward-looking statements involve and are subject to assumptions and known and unknown risks, uncertainties, and other factors which may cause actual events, results, performance, or achievements of the Company to be materially different from future events, results, performance, and achievements expressed or implied by forward-looking statements herein, including, without limitation, the risk factors described in the Company’s annual report on Form 10-K for the year ended December 31, 2022 filed with the U.S. Securities and Exchange Commission at www.sec.gov. The forward-looking statements contained in this press release are made as of the date of this press release, and the Company does not undertake to update any forward-looking information or forward-looking statements that are contained or referenced herein, except as may be required in accordance with applicable securities laws. All subsequent written and oral forward-looking information and statements attributable to the Company or persons acting on its behalf is expressly qualified in its entirety by this notice regarding forward-looking information and statements.

###